Upon Recording, Return To:
Patrick Glenn
98 San Jacinto Boulevard, Suite 200
Austin, Texas 78701

STATE OF TEXAS

COUNTY OF TRAVIS
EXTENSION AGREEMENT
EFFECTIVE DATE: October 2, 2024; executed on October 8, 2024
BORROWER: The Saint June, L.P., a Texas limited partnership

ADMINISTRATIVE AGENT:  Texas Capital Bank, a Texas state bank, formerly known as Texas Capital Bank, National Association, a national banking association

LENDERS:  Lenders signatory to the Loan Agreement from time to time

GUARANTOR: Stratus Properties Inc., a Delaware corporation
PROPERTY:
Lot 1, Block “A”, AMARRA DRIVE, PHASE 3, a subdivision in Travis County, Texas, according to the map or plat thereof recorded under Document No. 200900074, as further affected by Affidavit recorded under document No. 2014004354 of the Official Public Records of Travis County, Texas
Recitals:
A.    Borrower, Administrative Agent, and Lenders executed a Loan Agreement (as amended, the “Loan Agreement”) dated as of June 2, 2021, in connection with the construction loan from Administrative Agent to Borrower to finance the costs of certain improvements to the Property (the “Loan”).
B.    To evidence the Loan, Borrower executed (i) the Amended and Restated Note dated August 13, 2021, in the stated principal amount of $25,320,000.00, and payable to the order of Administrative Agent, as a Lender (as amended, the “Original TCB Note”), (ii) the Note dated of even date herewith, in the stated principal amount of $2,000,000.00, and payable to the order of Administrative Agent, as a Lender (as amended, the “New TCB Note”), and (iii) the Note dated August 13, 2021, in the stated principal amount of $5,000,000.00, and payable to the order of TexasBank, a Texas state bank, as assigned and assumed by Texas Capital Bank, as new payee of even date herewith (as amended, assigned and assumed, the “TexasBank Note” and together with the Original TCB Note, and the New TCB Note, collectively, the “Note”).

Extension Agreement    Page 1 of 3    Texas Capital Bank | Saint June

C.    The Note is secured in part by the Amended and Restated Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing executed by Borrower in favor of Administrative Agent dated as of June 2, 2021 (as amended, modified, restated, or supplemented, the “First Lien Deed of Trust”), and recorded under Instrument Number 2021123810 of the real property records of Travis County, Texas against the Property.
D.    Additionally, the Note is secured in part by the Second Lien Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing executed by Borrower in favor of Administrative Agent dated of even date herewith (the “Second Lien Deed of Trust” and together with the First Lien Deed of Trust, collectively, the “Deeds of Trust”), and recorded under Instrument Number *                 of the real property records of Travis County, Texas, against the Property.
E.    The Loan Agreement, the Note, the Deeds of Trust, and all other documents executed in connection with the Note are sometimes collectively referred to herein as the “Loan Documents.”
F.    Guarantor has guaranteed the payment of the Note and the performance of Borrower’s obligations under the Loan Documents (subject to the limitations contained in the Guaranty executed by Guarantor) (the “Guaranty”).
G.    Borrower has requested that Administrative Agent extend the Maturity Date of the Note, and Administrative Agent has agreed to such extension.
H.    All capitalized terms not otherwise defined herein shall have the same meaning and definitions as those used in the Loan Agreement.
Agreement:
Now, Therefore, in consideration of the premises, and other valuable consideration, Borrower, Guarantor, Administrative Agent, and Participant Bank agree as follows:
1.Extension. Pursuant to Section 2.10 of the Loan Agreement, Borrower and Administrative Agent hereby agree to extend the Maturity Date of the Note to October 2, 2025. Borrower agrees that this Extension Agreement shall in no way affect or impair the Note, the Deeds of Trust, or any other liens securing the Note, which are acknowledged to be valid and subsisting, and agrees that the liens shall not in any manner be waived and shall be and remain in full force and effect.
2.Conditions to Extension. The following are conditions to this extension and must be satisfied to the Administrative Agent’s satisfaction:
(a)    Borrower has executed and delivered to Administrative Agent this Agreement and other documents to be executed and delivered in connection herewith;
(b)    Borrower has paid to Administrative Agent a loan extension fee;

Extension Agreement    Page 2 of 3    Texas Capital Bank | Saint June

(c)    Borrower has paid all expenses incurred by Administrative Agent in connection with this transaction, including appraisal fees, title policy endorsement premiums, recording fees and closing costs, as applicable;
(d)    Borrower has paid the fees and expenses of counsel to Administrative Agent incurred in connection with the preparation and negotiation of this Agreement, and other documents executed and delivered in connection herewith; and
(e)    Administrative Agent has received certificates of existence and good standing (or similar documentation) for Borrower and its general partner, certified by the Secretary of State or other governmental authority.
3.Effect of Agreement. Nothing in this Agreement shall be understood or construed to be a satisfaction or release in whole or in part of the Note, the Deeds of Trust, or any of the other Loan Documents. This Agreement is a modification of an existing loan. Borrower and Administrative Agent expressly agree that their intent is to extend the Note, and the Deeds of Trust, and that this Agreement does not constitute and shall not be construed as a novation of the Note, the Deeds of Trust, or any of the other Loan Documents.
4.Consent and Ratification by Guarantor. Guarantor consents to the extension of the Loan Documents, as evidenced by this Agreement. The Guaranty executed by Guarantor for the benefit of Administrative Agent shall continue in full force and effect, and is hereby ratified and confirmed by Guarantor in all respects.
5.Further Assurances. Borrower agrees to execute and deliver to Administrative Agent, promptly upon request from Administrative Agent, such other and further documents as may be reasonably necessary or appropriate to consummate this transaction.
6.Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas and the laws of the United States of America applicable to transactions in Texas.
7.Miscellaneous. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of Administrative Agent and Borrower, subject to any limitations in the Loan Documents concerning the sale or other transfer of the collateral property. Whenever used herein, the singular number shall include the plural and the plural the singular, and the use of any gender shall be applicable to all genders. The captions, headings, and arrangements used in this Agreement are for convenience only and do not in any way affect, limit, amplify, or modify the terms and provisions hereof. In the event any one or more of the provisions contained in this Agreement, or in any other instrument referred to herein or executed in connection with or as security for the Note shall, for any reason, be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement or any such other instrument.
8.Counterparts. This Agreement may be separately executed in any number of counterparts, each of which shall be an original, but all of which, taken together, shall be deemed to constitute one and the same instrument.

Extension Agreement    Page 3 of 3    Texas Capital Bank | Saint June

THIS AGREEMENT AND THE DOCUMENTS EXECUTED CONCURRENTLY HEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Extension Agreement    Page 4 of 3    Texas Capital Bank | Saint June

EXECUTED on the date or dates set forth in the acknowledgments below, to be effective as of the Effective Date.
BORROWER:
The Saint June, L.P.
a Texas limited partnership

By:    The Saint June GP, L.L.C., a Texas limited liability company, General Partner

By:    STRS L.L.C., a Delaware limited liability company, Manager

By:    Stratus Properties Inc., a Delaware corporation, Sole Member and Manager
By:     \s\ Erin D. Pickens
Erin D. Pickens,
Senior Vice President

STATE OF TEXAS        §
                §
COUNTY OF TRAVIS    §
THE FOREGOING INSTRUMENT WAS ACKNOWLEDGED before me this 30th day of October, 2024, by Erin D. Pickens, Senior Vice President of Stratus Properties Inc., a Delaware corporation, on behalf of said entity in its capacity as Sole Member and Manager of STRS L.L.C., a Delaware limited liability company, on behalf of said entity in its capacity as Manager of The Saint June GP, L.L.C., a Texas limited liability company, on behalf of said entity in its capacity as General Partner of The Saint June, L.P., a Texas limited partnership, on behalf of said entity, who is personally known to me.

[SEAL]                    /s/ Leticia L. Silva
Notary Public in and for the State of Texas
Printed Name: Leticia L. Silva
My Commission Expires: 02-23-2027

Extension Agreement    Signature Page    Texas Capital Bank | Saint June

GUARANTOR:
Stratus Properties Inc.
a Delaware corporation

By:     \s\ Erin D. Pickens
Erin D. Pickens, Senior Vice President

STATE OF TEXAS        §
                §
COUNTY OF TRAVIS    §
THE FOREGOING INSTRUMENT WAS ACKNOWLEDGED before me this 30th day of October, 2024, by Erin D. Pickens, Senior Vice President of Stratus Properties Inc., a Delaware corporation, on behalf of said entity, who is personally known to me and did take an oath.

[SEAL]                    /s/ Leticia L. Silva
Notary Public in and for the State of Texas
Printed Name: Leticia L. Silva
My Commission Expires: 02-23-2027

Extension Agreement    Signature Page    Texas Capital Bank | Saint June

ADMINISTRATIVE AGENT AND LENDER:

Texas Capital Bank
a Texas state bank,
f/k/a Texas Capital Bank, National Association
a national banking association

By:     \s\ Patrick Glenn
Patrick Glenn, Vice President

STATE OF TEXAS        §
                §
COUNTY OF TRAVIS    §

THE FOREGOING INSTRUMENT WAS ACKNOWLEDGED before me this 2nd day of September, 2024, by Patrick Glenn, Vice President of Texas Capital Bank, a Texas state bank, on behalf of said entity, who is personally known to me or who has produced Texas drivers license as identification, and did take an oath.

[SEAL]                    /s/ Joanna Hayes
Notary Public in and for the State of Texas
Printed Name: Joanna Hayes
My Commission Expires: 04-09-2026

Extension Agreement    Signature Page    Texas Capital Bank | Saint June